Trade and other payables- Summary of trade and other payables (Detail) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Accounts payable:
Suppliers	$ 435,768	$ 197,019
Customer advances	37,651	7,677
Total current accounts payables	473,419	204,696
Other accounts payables:
Payables to partners of joint operations	152	197
Extraordinary fee for Gas IV Plan	415	162
Payables to third parties	13,200	0
Total other current accounts payables	13,767	359
Total current trade and other payables	$ 487,186	$ 205,055